Exhibit 99.1

Script of Video

THIS PRESENTATION IS NEITHER AN OFFER TO SELL NOR THE SOLICITATION OF AN OFFER TO PURCHASE THE SECURITIES OF THE COMPANY.

Neither the Company nor any of their respective affiliates, advisors, attorneys or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss howsoever arising from any use of this Presentation or its content or otherwise arising in connection with this Presentation. Information in this Presentation (and any accompanying oral presentation) may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as well as statements regarding plans and objectives, future events, projections or performance that are based on Company management’s current view and assumptions. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Forward looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are often characterized by the use of qualifying words such as “expects”, “anticipates”, “believes”, “estimates”, “plans”, “projects”, or other statements concerning opinions or judgments of the Company and its management about future events. Accordingly, actual results could materially differ from a forward-looking statement for a variety of reasons, including but not limited to local, regional, national and international economic conditions and events and the impact they may have on the Company and its customers and the market in which they operate. Without limiting the scope of the preceding sentence, the recipient acknowledges that such forward looking statements and the assumptions underlying them are by nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. The recipient acknowledges that following the date of this Presentation, the Company does not intend to update or revise, and assumes no responsibility for updating or revising any forward-looking statements, whether as a result of new information, future events or otherwise.

Lisa Nichols:

Hi, I’m Lisa.

Scott Ryder:

And I’m Scott Ryder.

Lisa Nichols:

And you know us. We are the leaders in Motivating the Masses, and really standing in the space, providing you constant information and updates. Our last investor report was January of 2021. And we’d like to give you another one, there’s been a lot going on. Um, in these, um, you know, new times. I’ll call them new times, uh, where we’ve navigated through one of the most difficult years, um, in the country, uh, mentally and physically. It also was a challenging year for a business owner and in our businesses. But we’ve done that. Um, we’ve had a number of different things. We’ve, uh, thank God we had started in, um, 2016, doing virtual work. And I truly believe the fact that we had already trained our clients to access us online, and we’d already gotten the initial kinks out of doing virtual live events.

Lisa Nichols:

And some cases really saved us. We have moved now to in 2021, uh, we’re having two virtual Summits. Now, if you didn’t see the investor report from January 2021, then it’s the first time you’ve heard the word Summits. We launched Summits last year in 2020. And a Summit is a free event where we gather as many people as possible to join us for five days. It’s a strategy to grow our database, to grow our consumer base, and to fill our flagship events. We also did two flagship virtual events, the Extraordinary You, which is a personal development event, and Powerhouse Speakers, which is a speaker development event. We decided in 2020 that we were going to streamline two clear paths. Either you want personal development with us, or you want speaker development with us, or in many cases, our clients want both. But we want to make it clear for those who didn’t necessarily wanna be speakers or trained in speaking. So, we have two summits scheduled for this year, we’ve already done one and we’re scheduled to do another one, that’s the gatherer.

Lisa Nichols:

Five days of gathering thousands and thousands and thousands of people for free, so that they can be introduced to the Motivating the Masses campus, or they can just be served by the Motivating the Masses campus and they’re already students. And then we’ll do our two flagship events. Extraordinary You, we just completed that. And Powerhouse Speakers. Again, personal development and speaker development. We’ll also do our Breakthrough Retreat. If you remember from previous reports, our Breakthrough Retreats are wildly, wildly successful (laughs). Um, that’s a getaway retreat for five days where leaders come to and they work on their personal development, their next decisions, recharging, we, we call it the place where super people come to take their capes off, uh, and design the next best version of their lives.

Lisa Nichols:

Well, obviously, we’ve had to put those on hold for an entire year. But we then turned around and decided, instead of continuing to put it on hold, why not, instead of doing five live days, why not do three separate three day events, all virtual. So we’ve been doing to fulfill our 2020 commitment, because remember, we couldn’t do our fulfillment on the things we sold in 2019 that were to be delivered in 2020. So in order to fulfill that, we literally created a nine day, three different three day, um, events, Breakthrough Retreat to satisfy those participants who signed into it. It is going very, very, uh, successful now. We’re just about to do our third section of our three days, uh, to complete our Breakthrough Retreat commitments. As well, as we’re now offering our Breakthrough Retreat for 2022.

Lisa Nichols:

We also had another retreat, which is our Dynamic Women Retreat, and this is a women’s only retreat. And we’ve had to postpone that in 2020. We’re now fulfilling those two retreats in 2021 in October. And we’re actually planning to do them live, since we now have the vaccine and we’ll follow all the safety protocols, and we’re actually looking at requiring everyone that’s coming to be vaccinated in order, uh, to attend. Still making that decision. However, we’ll be able to satisfy all of our retreats, Breakthrough Retreat, Dynamic Women Retreat by October of this year so that we can begin to generate new revenues for Breakthrough Retreats that can be fulfilled and 2022. We’re very excited about that. We also have two Speakers Mastermind. Remember, I share with you that we have two paths now, very clear paths, personal development and speaker development. The Speakers Mastermind consider it like this, it is a speaker’s version of the retreat. So, it’s like a speakers retreat. We satisfy one Speakers Mastermind virtually live. And now we have our second one, which is to be delivered in Q3 in-person.

Lisa Nichols:

So things are beginning to move forward to a new norm. So by the end of October, we will have satisfied all of our fulfillment for all of our programs that were sold in 2019, or 2020, which is huge for us, because now we can begin-

Scott Ryder:

Mm-hmm (affirmative).

Lisa Nichols:

... to generate new revenues. We also added a brand new training program. Huh, (laughs). We’ve been busy. (laughs). We’ve been busy. We added a brand new training program, which is I’m very excited about. I think, is the mecca of programs on our, our campus. And that is the Lisa Nichols Certified Transformational Trainers Program. And that’s being delivered virtually, uh, with in-person elements as well. So it’s like a hybrid of, uh, in-person live the way events used to be, uh, delivered with virtual. And, and 2022 and beyond, when we find our new norm, we’ll still keep it a hybrid between virtual and live.

Lisa Nichols:

What we found, is that virtual learning is powerful, um, while it does not replace live learning, we found that the techniques, the skill set, the awareness, speaking techniques, like management techniques, um, game changing techniques, financial techniques, time management, all of those things can still be taught. And the results are still there. Lives are changing, students are transforming, their businesses are growing. And so, we will just, you know, create a hybrid virtual live and live live training. So, we’re super excited because I didn’t really know how the keynote world would go.

Lisa Nichols:

You know, keynotes are, I fly to you, I stand on your stage and, and I deliver a keynote to an audience. And so last year, I did a few virtual keynotes. And this year, uh, surprisingly, or maybe not so surprisingly, well. We’ve already locked in 15 virtual keynote appearances, we’ve had to decline probably about 10-

Scott Ryder:

Hmm.

Lisa Nichols:

... for date conflict. And so the demand is there, the request is there. And our visibility is there, mainly because... And you’ll hear this in a moment of how we’ve maintained our social media presence. We knew that that would be key. Motivating the Team Spirit, I’m super excited about that. Led now by Jelani. And if that name sounds familiar, Jelani is my son. And so we’re super excited that Jelani has agreed, uh, almost a year and a half ago, maybe even two years now, to take over the directorship. And this wasn’t just a mother getting her son a job, he literally, um, is driving Motivating the Teen Spirit unlike anything that we’ve-

Scott Ryder:

Mm-hmm (affirmative).

Lisa Nichols:

... ever seen before. And why not? He grew up in it. He went to his first Motivating the Teen Spirit workshop when he was eight years old. Mommy didn’t have childcare. So he had to join me. And he grew up in it. He became a team facilitator, and then he became a team facilitator lead, and drew other team facilitators. What was really excited about is that he began to draw more young men. It was very women heavy with all of... with me and all of our volunteers being women. And all of a sudden when he began to lead, all of the team facilitators became men with one girl. So it was pretty exciting to see that change. We’ve done some pivots, Motivating the Team Spirit is all virtual live. And, um, and I’ll share some more of that with you. Um, Jelani decided to provide it live, he decided to not do, uh, every other month live for three hours, he decided to go to every month live for three hours. And then he decided to go to every other week.

Lisa Nichols:

And the way he measured his shifts and his pivots, were based on what teams were needing. He decided to create what they call safe space vibe checks. So now, Motivating the Team Spirit is every other week, and Motivating the Team Spirit is free for every team. Jelani’s belief system was even though we would always market that we turn no team away. He believed that there were teams that were not coming cause they were nervous about raising their hands and asking for a sponsor. And so his idea was if we just remove it and make it free, then there’s no second step they need to do, um, to qualify to come. Just come. So super excited. As a result, we have touched more teams all around the world on a more consistent basis, and have some team advocates in places like Nigeria and Dubai, who are holding their own safe space conversations.

Scott Ryder:

Mm-hmm (affirmative).

Lisa Nichols:

They’re not official Motivating the Team Spirit events, but they’re safe space vibe checks in Dubai and Nigeria being, uh, done now on a consistent basis, which is really exciting. I’m really, really excited. In our summits, I wanna share that with you for a moment why the summits are so powerful. Remember, that’s the free event, um, to everyone. And one’s for personal development and one’s for speaker development. Uh, we’ve had over 20,000, Scott, 20,000 registered participants per summit with at least 30% of our registrants being new to the Motivating the Masses campus. That’s huge, because we’re pretty good when someone comes on our campus, and they’re engaged, we’re pretty good at extending the lifecycle of that student, meaning they may have come in on the campus for free, but over a period of time, they become a consumer.

Lisa Nichols:

So we’re really excited about that strategy. We also converted our flagship events. Re... You may remember Speaking Right to Make Millions, um, or some of the other live events that were super, super exciting. Well, we’ve been able to successfully convert those events to virtual events, largely because we didn’t have a choice. But a lot of people who work to convert to virtual, it didn’t succeed for them. So we brought a really live component, uh, on a virtual experience. So again, like some of our other events will continue to do a hybrid of both. Why? Because when we made our flagship event virtual, we decreased our overall expenses. This is when you love the numbers, by?

Scott Ryder:

70%. 70-

Lisa Nichols:

Huge

Scott Ryder:

... percent.

Lisa Nichols:

That’s huge. And that was one of the biggest challenges we had when we first started this journey.

Scott Ryder:

 Mm-hmm (affirmative).

Lisa Nichols:

... of how do we become an attractive company? You used to always tell me that.

Scott Ryder:

(Laughs).

Lisa Nichols:

You need a bigger profit margin, we need a bigger profit margin. And yet, we didn’t wanna compromise the experience of the client for the sake of a larger, uh, profit margin. So, I believe that we’ve successfully figured out how to do that. So we are now reaching more people. Uh, we’re reaching more people via our summits, we’re reaching more people on our flagship events, and we’re reaching more teams in Motivating the Team Spirit. And on a more consistent basis. You know, the climate of the industry, um, is, uh, has been very... Well, let me just say brutal. Uh, training and development has historically been a live experience. Yes, you have videos, yes, you have recordings, and you had a little bit of live online virtual, but not much. It wasn’t the learning modality.

Lisa Nichols:

And so, um, a lot of people, a lot of my friends, a lot of my colleagues, their businesses are either on hiatus, significantly reduced to like a one man show, one woman show, um, or they don’t exist anymore. And we took a hit last year. We shared that with you in January. Um, we’ll share a little more with you now, and we’ll share some of our strategies. Um, one of the things that we did last year was that we committed to giving people hope. We didn’t give them pollyanna, we didn’t give them pie in the sky, we gave them the hope of be resilient. We’ll rise through this. And that turned around, and it sustained us while we did not grow last year. Our gross revenues were down 40% from our goal. But we were able to maintain all of our staff. And we didn’t maintain our staff in a struggle space. I, I can say this as CEO. I’ve had times when I was struggling to keep the staff, (laughs). We’ve had times where we were just trying to figure out how to pay them.

Lisa Nichols:

That wasn’t a challenge. I’m so proud of our financial team, and how we navigated a 2020. I’m so proud of us taking access and advantage of small business, uh, low interest loans. I’m proud of the way we squirreled money away and put it in a reserve and then did not have to touch the reserve. We turned around. And while our revenue was down 40%, we maintained enough business to handle our monthly operational costs without having to touch our reserve.

Scott Ryder:

Mm-hmm (affirmative).

Lisa Nichols:

And I think I probably was a crazy woman (laughs) all last year and, and this year up until now, with requiring bi-weekly complete finance... complete financial assessments and reports. I mean, looking at every single line, looking at our bank account, looking at our available credit, looking at our available reserve, looking at our available cash. Aren’t you proud of me? (Laughing). He’s like, “Who is this woman?” I’m the artist. Um, but you know, when you’re committed to be a CEO, and I’m committed to be the best CEO, I still got a lot to learn, um, not only for me, but for you as well. I... Last year was about hunkering down and living with the numbers and living with the numbers of people coming in through our summits and through our marketing, um, looking at the conversion rate, and how many people come to the campus and how many people choose to become a consumer on the campus.

Lisa Nichols:

Looking at our profit margin. And last year, I grind down so hard. I drove the programs based on the required profit margin. Like it’s required on this program that I have an 80% profit margin. Then I turned around and looked at how can we deliver them a world class experience with an 85% profit margin? We never compromised our quality, but my intention and my intentionality really showed. Still got a lot to learn, but it’s one of the reasons why we were able to maintain. Because the fact is, this industry took a hit.

Scott Ryder:

That’s right, Lisa. In fact, a report published by Training Magazine in 2020, indicated that spending on training declined by $175 million in 2020. In fact, 67% of the survey respondents that reduced their training budget in 2020, cited COVID-19 as their primary reason. So, as Lisa has already alluded to, 2020 was an extraordinarily difficult year for businesses in our space. A number of businesses in our industry closed their doors permanently. Some other businesses closed their doors temporarily. Our experience was a little bit different. Uh, we were able to leverage a lot of the infrastructure that we built for online training, and we were able to pivot from live events to online events. Our personal development revenue declined year over year, from $2 million to $1.4 million. As Lisa pointed out a 40% decline. Our speakers development revenue declined from $1.5 million in 2019 to $600,000 in 2020. And revenues from our keynotes declined from $520,000 in 2019, to $307,000 in 2020.

Lisa Nichols:

However-

Scott Ryder:

On a bright spot. Yes.

Lisa Nichols:

On a bright spot, we began to birth new programs. We, we didn’t wanna bombard the industry, we didn’t wanna bombard the market. But we wanted to create something for our long-term students to elevate to. And everyone has been saying, “Please, can you certify us as trainers? Please, can you make Lisa Nichols train the trainer’s group?” And while I’ve been asked to do that for about 10 years, um, last year, locked down at home, (laughs) I had the time and space off the road, we were working really hard last year. Um, I put a lot of hours in. But just not having to be at the airport, not having to check in and out of hotels gave me the bandwidth to finally sit down and design the train the trainers program. So, we launched the Lisa Nichols Certified Transformational Trainers Program, we call it CTTP, certified transformational trainer program. CTTP.

Lisa Nichols:

We launched CTTP last year, and we just took applicants and it’s a very exclusive program, you work with me intensely for a year and your certify full on graduation and certification at the end. And in a very soft launch, a matter of fact, it wasn’t even public. A very soft launch. It wasn’t a super campaign, we were able to do a little something.

Scott Ryder:

And that little something generated $300,000 in new revenue in 2020.

Lisa Nichols:

So if we started, and by the way, we launched it Q3. Uh, so we can launch something in Q3 brand new in the middle of a pandemic, we’re really excited to see what happens. And 2021 when we do our official campaign.

Scott Ryder:

Right. Our social media numbers across the board increased. Facebook for example, we now have over 1.3 million followers. A 5.6% increase. YouTube subscribers grew to over a quarter of a million in 2020 a 6.6% increase over the prior quarter. Instagram, we now have over 400,000 followers, a 7.8% increase. In LinkedIn, we now have close to 76,000 followers, a 5.2% increase. And finally Twitter we have over 125,000 followers, a 2.7% increase over the prior quarter.

Lisa Nichols:

And I wanna say this. While there are so many other businesses and influencers that have millions and millions and millions of followers, um, what we’re committed to and where we find our success, is that we don’t just get followers, but we have a higher conversion rate. So our followers take action. And what sponsors are finding, investors are finding, is that it’s not enough to have five million followers, is what can you influence those five million people to do. And while we, um, are growing consistently year over year, we’ve grown every year we’ve grown in our social media reach, we also are focused on not just driving our numbers up with, um, to balloon on numbers where there’s anyone. We want qualified people. We want students, we want students of growth, conscious growth, personal development growth and speaker development.

Lisa Nichols:

So, um, I always look at those numbers and I’m grateful because I know that we go a step further than just gathering people. We also wanna lean on the conversion. We have a lot planned, uh, for 2021. Uh, our business is moving and it’s stabilizing. Uh, as a matter of fact, I, I just have to say, we haven’t felt unstable.

Scott Ryder:

Mm-hmm (affirmative).

Lisa Nichols:

You know, I, I... Just now when I said we’re stabilizing, I went, “Wait!” We haven’t felt unstable, we needed to be creative.

Scott Ryder:

Mm-hmm (affirmative).

Lisa Nichols:

Uh, we needed to, you know, drill down, but there hasn’t been a time. And I can say that because at our year in team meeting, I’ve been doing check and balances with the team, uh, we have, uh, online virtual connection calls with each other. I’ve been through a year in COVID Awards, uh, celebration for the team. And every team member got a trophy with a man wearing a mask on it, (laughs), or they got a trophy with a computer. And we gave them personalized, uh, names such as the zoo whisper, uh, or DJ positive vibes for Johnny who does the sound on all of our virtual events. He does all the music. So the climate and the mindset, and the energy of the team has never been stronger.

Lisa Nichols:

I’m blown away at how we locked down, we found our communication systems, we found out how to connect with people, we honor people’s need to have time off, we supported them, we stood beside them, we sent flowers in every single direction as people’s families were being devastated, or then themselves were being devastated by some of the things going on. So in this climate, we made sure that we saw each other, that I made sure as a CEO to remember that my first customer is my team, the people that have said yes to me. And then there are the customers that we serve together are their customers. And so the morale is high, and the energy is high, and the hope is high. And it’s not a rah-rah high, because we’re a motivational company. It’s not that. It truly is. And one of the employees on the team, and I call them team members. But one of the team members in Motivating Team Spirit said, “I just wanna thank you for giving us the peace of mind to not have to worry about our jobs.”

Lisa Nichols:

The one thing I’ve been clear to say them is we’re not going anywhere. And everyone hunkered down to make sure that was true. And if there’s... if there’s one area that I’d love to improve in, in Motivating the masses, it’s getting my team to stop working (laughs) at a decent hour. (Laughs). So they’ve kicked me out of the team communication, uh, area, because I’ll know that they’re still sending messages at night, at night to one another. Um, so our climate is good and they’re strong. And for those team members who’ve been impacted by, uh, COVID, we’ve done our best to take care of them and we are still doing that. 2022, um, is going to be a powerful year. Um, this year, we’re focusing on 2021. We’re focusing on partnerships and joint venture partners, affiliate partners.

Lisa Nichols:

We’re now leveraging the relationships that we’ve created. Right before we shot this video, I just stood on stage speaking in front of 110,000 women, and with G- Gwyneth Paltrow, and Kate Hudson, and some of the biggest names in, uh, in the market, network marketing industry. Um, and we’ll continue to do partnerships like that. A couple of weeks prior to that, we’d just... I’d just spoken on Tony Robbins stage. And a couple weeks after that I spoke on some other huge stages. So we’re focusing on partnerships, leverage partnerships, joint venture partnerships, where we can leverage other people’s reach, um, and really maximize that. So while 2021 is about establishing these partnerships and solidifying them, being in service to them, 2022 will be about cashing in on them and making sure that we have a partnership that fits both ways. What I always do first is I come to the table to serve without any request.

Lisa Nichols:

And without an agenda so to speak. I always get the invitation, “Let us know how you’d like us to partner with you.” So with all the people that I’ve partnered with, I’ve made no request, because we’re developing our strategy first, and then we’ll make a few really big requests. So we’re very hopeful about what 2022 will look like. 2022 will include two virtual summits again, or something there of. Again, what’s been our saving grace and what’s been our, um, uh, the source of our, uh, solid foundation, has been our willingness to look out in front of us and pivot, and not wait for the need to pivot to be right here. To look out in front. So I’m gonna tell you that two virtual summits they’re on our agenda, and we’re going to go back and assess last year’s summit, and this year summits, uh, a total for all together to make sure that that’s exactly what we should be doing in 2022.

Lisa Nichols:

We also have our two flagship events, the Extraordinary You, and Powerhouse Speakers, we will bring those back next year because they’re just that flagship and people look for those. And it’s such a huge on border to our campus. Those are, uh, ticket events, ticketed events, they range anywhere from 197, discounted to 697 VIP. Um, so it has a good range. And we do get a significant number of people there.

Scott Ryder:

Mm-hmm (affirmative).

Lisa Nichols:

So actually, for the first time in 2020, our ticketed event, because we’re virtual live, the tickets paid for the event.

Scott Ryder:

Yeah.

Lisa Nichols:

You know what I was gonna say. Normally we go into the event, and the number of tickets sold doesn’t necessarily pay for the cost of the event. So we really need to make the BOR, which is back of the room, uh, revenue to help pay for the event, and then put us in a plus, plus. Well, now the tickets pay for the event. Can somebody say amen?

Scott Ryder:

Amen.

Lisa Nichols:

All right. And everything else is gravy for us to use. We’re also planning for our retreats, Speakers Mastermind, and our Breakthrough Retreat. And (laughs) we’ve already got people registered for our 2022 retreats. And oh, by the way, at the time that we shot this video, we don’t know the date. (Laughs). So people have registered, they said, “Sign me up, I wanna go whenever you know the date.” And that just shows you how ready people are. One how ready people are to move forward to a new norm and two, how much they trust us. Um, and three, the loyalty of our consumers. They’re there and they’re waiting. So, we’re looking forward to a very exciting remainder of 2021. We’ll be providing you another report. Um, actually, two more reports-

Scott Ryder:

Mm-hmm (affirmative).

Lisa Nichols:

... before the end of the year. Uh, if anything, we hope now we’re getting charged for over communicating. Uh, and you say, “We already heard this, listen, Scott, tell me something new.” Uh, but we wanna make sure that you’re aware. So first, we wanna say thank you. I know that was something important for you. Scott always talks about the conversations that he have with you, when you call. And I love the way you light up when you say I talked to an investor.

Scott Ryder:

(Laughs). It’s always a joy. It’s always a joy to speak to an investor.

Lisa Nichols:

On that note, I wanna invite you to call. Call if you need to have more clarity about something that we shared here. Um, call if you have a question. We have an open conversation policy, that we will tell you what’s happening inside the company. Um, many things have occurred that we didn’t expect. Um, and I’m constantly learning the lesson that when I make a plan, the universe laughs and then I’m given what I’m given so that I can grow. I’ve done a lot of growing over the last five years. I feel very solid about Motivating the Masses. We’re not going anywhere. And I feel very blessed and grateful about you. And I want you to have the ultimate trust that we are using your trust and your resources in the best possible way that we know how right now to serve the most people to touch and transform the most lives and to create the best version of business growth possible. On behalf of Motivating the Masses, my entire team and my family, we say thank you.

Scott Ryder:

Thank you.